UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2015

Commission File Number 333-181226

Taylor Consulting Inc.
(Exact name of small business issuer as specified in its charter)

Delaware	30-0721344
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3200 Southwest Freeway, Suite 3300 Houston, TX	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 840-6099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 22, 2015, Li and Company, PC (“Li”) informed Taylor Consulting Inc. (the “Company”) that they had decided not to stand for reappointment as our independent registered public accounting firm. Li’s report on the financial statements for the years ended March 31, 2014 and 2013, and for the years then ended, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

Through the period covered by the financial statement audit for the years ended March 31, 2014 and 2013 and including its review of financial statements of quarterly periods through December 31, 2014, there have been no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Li would have caused them to make reference thereto in their report on the financial statements. Through the interim period ended April 22, 2015 (the date Li informed the Company that they would not stand for reappointment), there have been no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Li would have caused them to make reference thereto in their report on the financial statements.

We have authorized Li to respond fully to the inquiries of the successor accountant.

During the years ended March 31, 2014 and 2013 and the interim period through April 22, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K. The Company provided a copy of the foregoing disclosures to Li prior to the date of filing of this Report and requested that Li furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is attached as exhibit 16.1 to this Form 8-K.

On April 29, 2015, the Company engaged Malone Bailey LLP of Houston, Texas (“Malone Bailey”) as its new independent registered public accounting firm. During the years ended March 31, 2014 and 2013 and prior to April 29, 2015 (the date Malone Bailey was engaged), we did not consult with Malone Bailey regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Malone Bailey, in either case where written or oral advice provided by Malone Bailey would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

16.1	Letter from Li and Company PC regarding Change in Certifying Accountant. (Filed herewith.)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Taylor Consulting Inc.

Date: April 30, 2015	By:	/s/ Scott Wheeler
Scott Wheeler
Chief Executive Officer